The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio $0
Janus Aspen International Growth Portfolio $5,809
Janus Aspen Worldwide Growth Portfolio $31,136

Service Class
Janus Aspen Global Technology Portfolio $0
Janus Aspen International Growth Portfolio $3,180
Janus Aspen Worldwide Growth Portfolio $1,296

Service II Class
Janus Aspen Global Technology Portfolio $0
Janus Aspen International Growth Portfolio $379
Janus Aspen Worldwide Growth Portfolio $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Institutional Class
Janus Aspen Global Technology Portfolio $0
Janus Aspen International Growth Portfolio $0.1770
Janus Aspen Worldwide Growth Portfolio $0.1860

Service Class
Janus Aspen Global Technology Portfolio $0
Janus Aspen International Growth Portfolio $0.1490
Janus Aspen Worldwide Growth Portfolio $0.1380

Service II Class
Janus Aspen Global Technology Portfolio $0
Janus Aspen International Growth Portfolio $0.1450
Janus Aspen Worldwide Growth Portfolio $0.1390


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio $1,297
Janus Aspen International Growth Portfolio $30,809
Janus Aspen Worldwide Growth Portfolio $167,160

Service Class
Janus Aspen Global Technology Portfolio $50,002
Janus Aspen International Growth Portfolio $20,961
Janus Aspen Worldwide Growth Portfolio $9,453

Service II Class
Janus Aspen Global Technology Portfolio $7,130
Janus Aspen International Growth Portfolio $2,629
Janus Aspen Worldwide Growth Portfolio $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio $2.74
Janus Aspen International Growth Portfolio $18.26
Janus Aspen Worldwide Growth Portfolio $22.26

Service Class
Janus Aspen Global Technology Portfolio $2.85
Janus Aspen International Growth Portfolio $18.13
Janus Aspen Worldwide Growth Portfolio $22.18

Service II Class
Janus Aspen Global Technology Portfolio $2.90
Janus Aspen International Growth Portfolio $18.23
Janus Aspen Worldwide Growth Portfolio $22.25